Exhibit j under Form N-1A
                                               Exhibit 23 under Item 601/Reg S-K

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 21 to Form N-1A Registration Statement of Federated Short-Term U. S. Government Trust of our report dated February 22, 1999, on the financial statements as of December 31, 1998, included in or made part of this registration statement.

                                                   /s/ARTHUR ANDERSEN LLP

                                                   ARTHUR ANDERSEN LLP

Boston, Massachusetts,
February 22, 1999